UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 21, 2020

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 Main Street, Chatham, New Jersey 07928

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Tonix Pharmaceuticals Holding Corp (the “Company”) issued a press release announcing topline results from its Phase 3 RECOVERY study of TNX-102 SL (cyclobenzaprine HCl sublingual tablets) 5.6mg product candidate for the treatment of posttraumatic stress disorder (“PTSD”) and outlined future development plans. A copy of the press release is furnished as Exhibit 99.01 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 21, 2020, the Company announced topline results from its Phase 3 RECOVERY study of TNX-102 SL (cyclobenzaprine HCl sublingual tablets) 5.6 mg for the treatment of civilian and military-related PTSD. The RECOVERY study did not achieve statistical significance in the prespecified primary efficacy endpoint of change from baseline to Week 12 in the Clinician-Administered PTSD Scale for DSM-5 (“CAPS-5”) between TNX-102 SL and placebo (p=0.343) (Table 1). In the primary analysis, TNX-102 SL subjects achieved a 20.7 unit reduction in CAPS-5 versus 18.5 units for placebo. TNX-102 SL separated from placebo in the first key secondary endpoint, Clinical Global Impression – Severity (CGI-S) scale (p=0.024) (Table 1) and in the Patient Global Impression of Change (PGIC), (p=0.007). TNX-102 SL also trended for improvement on the PROMIS Sleep Disturbance scale (p=0.055), consistent with the proposed mechanism of targeting the PTSD sleep disturbance (Table 1). Among completers, there was a 58% observed mean reduction in symptoms in the active group compared to 49% in the placebo group, as measured by CAPS-5 total. TNX-102 SL is generally well tolerated and no new safety signals were observed.

Given the complexity of PTSD as a syndrome and the demonstrated potential of TNX-102 SL to improve sleep quality in PTSD, the Company plans to meet with the U.S. Food and Drug Administration (“FDA”) to discuss a proposed new indication: TNX-102 SL for the treatment of sleep disturbance associated with PTSD. Sleep disturbance is a core symptom of PTSD and believed to play roles in onset, consolidation and chronicity. Treating sleep disturbance is recognized as a clinically valid approach for addressing global improvement in PTSD. This new direction is supported by consistent results observed from all three registration-quality studies of TNX-102 SL in PTSD showing trends or nominal benefits in treating sleep disturbance, global improvement by patient self-rating or by clinician-rating. These results included female-predominant, civilian PTSD in the RECOVERY study and male-predominant, military-related PTSD in the Phase 2 AtEase and Phase 3 HONOR studies.

TNX-102 SL’s tolerability profile has been expanded by the RECOVERY study, and treatment with TNX-102 SL was not associated with weight gain or sexual side effects, and TNX-102 SL treatment notably trended towards improvement of female sexual function in RECOVERY (Table 3). This tolerability profile has the potential to differentiate TNX-102 SL from the reported tolerability of the two SSRIs that are currently FDA-approved for PTSD.

Table 1. RECOVERY study: Primary and Secondary Efficacy Endpoints

	TNX-102 SL (N=80)		Placebo (N=83)		TNX-102 SL v. Placebo
Wk 12 Outcome Measure	LS Mean	SE	LS Mean	SE	LSMD	SE	95% CI	p-value*	ES
CAPS-5 CFB#	-20.7	1.97	-18.5	1.9	-2.2	2.3	-6.7, 2.3	0.343	0.15
CGI-S score CFB	-2	0.18	-1.5	0.17	-0.5	0.22	-0.9, -0.1	0.024	0.36
PGIC score	2.3	0.16	2.8	0.16	-0.5	0.19	-0.9, -0.1	0.007	0.43
PROMIS SD T-score CFB	-13	1.57	-9.4	1.51	-3.5	1.82	-7.1, 0.1	0.055	0.30
CAPS-5 item E6/SD CFB	-1.3	0.19	-0.9	0.19	-0.4	0.23	-0.8, 0.1	0.086	0.28

Abbreviations: CAPS-5 = Clinician-Administered PTSD Scale; CFB = change from baseline; CGI-S = Clinical Global Impression – Severity; CI = confidence interval; ES = effect size; LS = least squares; LSMD = least squares mean difference; N = number; PGIC = Patient Global Impression of Change; PROMIS = Patient-Reported Outcomes Measurement Information System; SD = sleep disturbance; SE = standard error; Wk = week.

# Primary efficacy endpoint

*All secondary p-values are descriptive

Table 2. RECOVERY study: Changes in Weight, Blood Pressure and Heart Rate Between Baseline and Last Assessment

	TNX-102 SL (N=80)		Placebo (N=84)
Change in Outcome Measure	Mean	95% CI	Mean	95% CI
Weight (kg)	0.03	-0.48, 0.54	0.58	-0.01, 1.16
Systolic blood pressure (mmHg)	1.8	-0.8, 4.5	1.3	-1.4, 4.0
Diastolic blood pressure (mmHg)	1.5	-0.5, 3.5	-0.2	-2.3, 1.9
Heart rate (beats per minute)	1.8	-1.0, 4.5	1.5	-1.1, 4.0

Abbreviations: CI = confidence interval; N = number

Table 3. RECOVERY study: Changes in Sexual Functioning Questionnaire Short Form

	TNX-102 SL (N=65)		Placebo (N=64)		TNX-102 SL v. Placebo
Wk 12 Outcome Measure	LS Mean	SE	LS Mean	SE	LSMD	SE	95% CI	p-value**	ES
CSFQ-14 CFB* (female)	4.6	0.84	2.4	0.86	2.2	1.21	-0.2, 4.6	0.07	0.32

*higher score on CSFQ-14 indicates better sexual functioning

** p-value is descriptive

Abbreviations: CSFQ-14 = Changes in Sexual Functioning Questionnaire short form: CI = confidence interval; ES = effect size; LS = least squares; LSMD = least squares mean difference; N = number; SE = standard error; Wk = week.

RECOVERY STUDY

Full cohort topline analysis:

In the full cohort topline analysis, 163 of the 192 participants enrolled in the RECOVERY study were included in the modified intent to treat (“mITT “) population. TNX-102 SL did not achieve statistical significance in the prespecified primary efficacy endpoint of change from baseline in CAPS-5 (p=0.343; Table 1).

TNX-102 SL separated from placebo in the first key secondary endpoint, CGI-S scale, by least squares (“LS”) mean (SE) of -0.5 units (p=0.024) (Table 1). The CGI-S measures how clinicians rate the severity of PTSD in study participants over the preceding week and is not tied to any theoretical construct of disease recovery such as the assumptions inherent in the CAPS-5 items. Previous studies of TNX-102 SL, the AtEase and HONOR studies, used the Clinical global impression of improvement (CGI-I), which is similar to CGI-S, but is based on a “lookback” to patient baseline, rather than 7 days.

TNX-102 SL also separated from placebo in the PGIC analyzed as a continuous measure with a least squares mean difference (standard error) -0.5 (0.19), p=0.007 by Mixed Models Repeated Measures (“MMRM”). Similarly to previous TNX-102 SL studies (AtEase and HONOR), in RECOVERY TNX-102 SL separated in the PGIC by responder analysis, with TNX-102 SL treatment resulting in 51.3% responders relative to 34.9% on placebo, odds ratio 1.88 [1.00, 3.54], p=0.049 by Cochran-Mantel-Haenszel test. The PGIC measures how study participants themselves rate how they feel; it is not tied to any theoretical construct of disease recovery such as the assumptions inherent in the CAPS-5 items.

The placebo response elicited on CAPS-5 in the RECOVERY study was more pronounced than that reported by CGI-S and PGIC. Similar results were observed in the two previous studies. The high levels of PTSD symptom improvement of placebo-treated trial participants detected by CAPS was not reported by the patients themselves as measured by PGIC, nor by the clinicians by CGI-S in the RECOVERY study or by CGI-I in the AtEase or HONOR studies. The Company believes that the high levels of CAPS-5 improvement in the placebo groups of these trials do not correspond to the clinical challenges of treating moderate-to severe PTSD patients in practice, which suggests a measurement problem. Although significant efforts were devoted to CAPS-5 rater-training, certification and monitoring, the CAPS-5 data from these studies have not tracked patient and clinician perceptions of global improvement, which are typically anchors for observable units of improvement on disease symptom-specific scales.

Effects of TNX-102 SL on Sleep Quality

Similar to prior studies, TNX-102 SL at 5.6 mg in RECOVERY demonstrated trends on measures of sleep quality including the PROMIS Sleep Disturbance inventory, which at Week 12 showed a LS mean difference (SE) from placebo of -3.5 (1.82), p=0.055 (Table 1). Although the early stop of enrollment due to the interim analysis outcome resulted in an underpowered sample size for detecting effects on sleep at p<0.05, the effect size of 0.30 on PROMIS SD suggests significant effects might have been detected by the originally planned sample of N=250. Similarly, the CAPS-5 sleep item E6 showed TNX-102 SL trended towards improvement over placebo by LS mean difference (SE) of -0.4 (0.23), p=0.086, with an effect size of 0.28. Mechanistically, TNX-102 SL is considered to improve PTSD through pharmacodynamic effects on CNS receptors that mediate sleep quality, and, as a result, improve sleep-dependent emotional memory processing necessary to recovery from PTSD. Replication of the effects on sleep in the predominantly civilian PTSD sample of RECOVERY along with the patient and clinician rated global improvement suggests this mechanism is also operational in a mostly female sample with non-military PTSD.

Female Sexual Dysfunction (Changes in Sexual Functioning Questionnnaire Short Form)

The Changes in Sexual Functioning Questionnaire Short Form (CSFQ-14), which has female and male versions, was administered at baseline and Week 12 in RECOVERY. In female participants, the TNX-102 SL group (N=65) trended for greater improvement in CSFQ-14 total score compared with placebo (N=64), with a Least Squares Mean Difference (LSMD) of 2.2 units, p=0.070 (Table 3). The number of male subjects in the study in the TNX-102 SL group (N=15) and placebo group (N=19) precluded meaningful statistical comparison. These results suggest TNX-102 SL may potentially improve sexual functioning in females with PTSD, which contrasts with the approved drugs for PTSD which can have impairing effects on sexual functioning.

Safety and Tolerability

TNX-102 SL was well-tolerated and the adverse events reported were similar to those seen in prior TNX-102 SL studies (Table 4). There were three participants with serious adverse events (“SAEs”) reported during the study: two in the placebo group and one in the active group (osteomyelitis of left great toe). None were deemed related to study drug. Administration site reactions were similar in profile to prior studies with TNX-102 SL, with oral numbness (hypoaesthesia) at the highest rate, 29.2% in the TNX-102 SL arm versus 1.1% in the placebo arm. These oral sensory adverse events (“AEs”), oral numbness, oral tingling, and tongue discomfort were always temporally-related to dosing and tended to be rated as mild and transient (<60 min) in the majority of cases. Only one of these oral sensory AEs lead to study discontinuation (in a participant who took only one dose and reported oral numbness, nausea, and emesis). Systemic AEs at a rate of ≥ 5% in the TNX-102 SL group were dry mouth (8.3 v. 3.3%) and upper respiratory tract infections (5.2 v. 4.4%). Discontinuations due to AEs were at a rate of 6.3% in the TNX-102 SL group versus 2.2% on placebo. The safety population had an overall completion rate of 65.8%, which was numerically higher in the placebo group (70.3%) than in the TNX-102 SL 5.6 mg group (61.5%). No new safety signals were observed.

Table 2. Treatment Emergent Adverse Events at Rate of ≥ 5% in the TNX-102 SL Group

	TNX-102 SL (N=96)		Placebo (N=91)		Overall (N=187)
Administration Site Reactions	N	%	N	%	N	%
Oral numbness	28	29.2	1	1.1	29	15.5
Oral tingling	7	7.3	1	1.1	8	4.3
Tongue discomfort	5	5.2	0	0.0	5	2.7
Systemic Adverse Events	N	%	N	%	N	%
Dry Mouth	8	8.3	3	3.3	11	5.9
Upper respiratory tract infection	5	5.2	4	4.4	9	4.8

Forward- Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the results of the Phase 3 RELIEF study, the Company’s product development, clinical trials, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statement that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s filings with the SEC. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press release of the Company, dated December 21, 2020

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: December 21, 2020	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer